Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2009

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2009				2008
PERFORMANCE MEASUREMENTS:	IVQ	IIIQ	IIQ	IQ	IVQ
Return on assets (ratio of net income (loss) to average total assets) (1)	(0.41)%	0.35%	(0.17)%	0.04%	2.14%
Return on equity (ratio of net income (loss) to average equity) (1)	(2.40)	2.02	(1.00)	0.26	11.81
Net interest rate spread (1)	3.38	3.43	3.27	3.36	3.49
Net interest margin (1)	3.67	3.74	3.61	3.74	3.90
Efficiency ratio	89.95	82.06	86.89	88.05	98.25
Noninterest expense to average total assets (1)	3.57	3.21	3.29	3.38	4.03
Average interest-earning assets to average interest-bearing liabilities	123.82	123.69	122.73	123.50	124.32
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	372	374	379	390	393

	2009				2008
SUMMARY STATEMENT OF OPERATIONS:	IVQ	IIIQ	IIQ	IQ	IVQ
Total interest income	$17,980	$18,510	$18,713	$18,906	$19,082
Total interest expense	4,483	4,838	5,500	5,736	5,810

Net interest income before provision	13,497	13,672	13,213	13,170	13,272
Provision for loan losses	4,193	427	2,847	1,344	3,487

Net interest income	9,304	13,245	10,366	11,826	9,785
Noninterest income	2,135	1,660	1,802	1,642	1,910
Noninterest expense	14,061	12,581	13,047	13,042	14,917

Income (loss) before income tax	(2,622)	2,324	(879)	426	(3,222)
Income tax expense (benefit)	(1,026)	973	(214)	254	(11,130)

Net income (loss)	$(1,596)	$1,351	$(665)	$172	$7,908

Basic earnings (loss) per common share	$(0.08)	$0.07	$(0.03)	$0.01	$0.40

Diluted earnings (loss) per common share	$(0.08)	$0.07	$(0.03)	$0.01	$0.40

NONINTEREST INCOME AND EXPENSE:	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
Noninterest Income:
Deposit service charges and fees	$869	$904	$796	$794	$920
Other fee income	450	442	496	428	349
Insurance commissions and annuities income	234	193	111	177	188
Gain on sales of loans, net	175	88	180	256	32
Gain (loss) on sales of securities	(988)	—	—	—	—
Loss on disposition of premises and equipment	(35)	(1)	—	(4)	—
Loan servicing fees	162	155	161	175	184
Amortization and impairment of servicing assets	(17)	(182)	(25)	(222)	84
Earnings (loss) on bank owned life insurance	60	12	(33)	(59)	29
Other	1,225	49	116	97	124

Total noninterest income	$2,135	$1,660	$1,802	$1,642	$1,910

Noninterest Expense:
Compensation and benefits	$7,285	$6,948	$6,948	$7,865	$7,265
Office occupancy and equipment	1,845	1,567	1,666	1,767	1,864
Advertising and public relations	399	239	317	366	515
Information technology	915	848	866	1,008	1,005
Supplies, telephone, and postage	453	483	459	424	506
Amortization of intangibles	417	422	422	429	440
Operations of real estate owned	788	149	83	253	121
Loss on impairment of securities	—	401	—	—	—
Loss on early extinguishment of borrowings	—	—	—	—	1,975
FDIC insurance premiums	461	499	1,216	49	49
Other	1,498	1,025	1,070	881	1,177

Total noninterest expenses	$14,061	$12,581	$13,047	$13,042	$14,917

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

SUMMARY STATEMENT OF FINANCIAL CONDITION

	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
ASSETS:
Cash and due from other financial institutions	$20,355	$16,617	$17,667	$20,155	$29,213
Interest-bearing deposits in other financial institutions	87,843	85,281	42,250	2,882	116
Securities, at fair value	102,126	109,213	112,468	119,417	124,919
Loans held-for-sale	—	1,812	2,194	1,729	872
Loans receivable, net	1,218,467	1,233,060	1,268,571	1,283,996	1,267,968
Real estate owned	4,084	1,756	977	1,221	955
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	34,614	34,771	34,974	34,773	34,565
Intangible assets	26,861	27,278	27,700	28,122	28,551
Bank owned life insurance	20,151	20,091	20,079	20,112	20,171
FDIC prepaid expense	6,777	—	—	—	—
Income tax receivable	11,729	486	394	947	1,361
Other assets	18,285	28,477	29,925	28,957	30,412

Total assets	$1,566,890	$1,574,440	$1,572,797	$1,557,909	$1,554,701

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,233,395	$1,211,838	$1,211,756	$1,153,738	$1,069,855
Borrowings	50,784	74,648	78,819	123,995	200,350
Other liabilities	19,108	21,660	17,946	14,529	17,705

Total liabilities	1,303,287	1,308,146	1,308,521	1,292,262	1,287,910
Stockholders’ equity	263,603	266,294	264,276	265,647	266,791

Total liabilities and stockholders’ equity	$1,566,890	$1,574,440	$1,572,797	$1,557,909	$1,554,701

	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS:
Non-interest-bearing demand	$108,308	$110,697	$107,649	$107,021	$109,056
Savings deposits	96,107	96,372	98,327	97,531	94,802
Money market accounts	322,126	296,824	271,982	246,443	205,768
Interest-bearing NOW accounts	303,219	290,607	282,484	274,560	285,737
Certificates of deposit - Retail	388,871	402,305	429,457	389,648	339,771
Certificates of deposit - Wholesale	14,764	15,033	21,857	38,535	34,721

Total certificates of deposit	403,635	417,338	451,314	428,183	374,492

Total deposits	$1,233,395	$1,211,838	$1,211,756	$1,153,738	$1,069,855

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS:
One-to-four family residential real estate loans	$289,623	$293,927	$301,167	$308,710	$312,390
Multi-family mortgage loans	329,227	329,934	331,258	320,480	305,318
Nonresidential real estate loans	316,607	324,428	338,050	344,877	342,583
Construction and land loans	32,577	39,042	42,384	44,346	50,687
Commercial loans	88,067	74,567	88,853	99,497	92,679
Commercial leases	176,821	183,841	179,804	176,344	174,644
Consumer loans	2,539	2,565	2,495	2,605	2,655

Total loans	1,235,461	1,248,304	1,284,011	1,296,859	1,280,956
Loans in process	(73)	(139)	(200)	(217)	(154)
Net deferred loan origination costs	1,701	1,818	1,898	1,912	1,912
Allowance for loan losses	(18,622)	(16,923)	(17,138)	(14,558)	(14,746)

Loans, net	$1,218,467	$1,233,060	$1,268,571	$1,283,996	$1,267,968

	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY RATIOS:
Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$11,453	$9,248	$4,984	$2,329	$2,205
Multi-family mortgage loans	13,961	8,196	9,085	1,495	2,101
Nonresidential real estate loans	11,074	9,172	8,955	6,750	2,961
Construction and land loans	8,841	11,082	12,726	10,733	5,145
Commercial loans	4,160	2,340	2,963	1,323	1,141
Commercial leases	—	—	105	105	105
Consumer loans	—	—	8	1	—

Nonaccrual loans	49,489	40,038	38,826	22,736	13,658

Real estate owned:
One-to-four family residential real estate loans	601	816	844	931	588
Multi-family mortgage loans	976	45	133	133	133
Nonresidential real estate loans	1,416	600	—	—	—
Construction and land loans	1,091	295	—	157	234

Real estate owned	4,084	1,756	977	1,221	955

Nonperforming assets	$53,573	$41,794	$39,803	$23,957	$14,613

Asset Quality Ratios:
Nonperforming assets to total assets	3.42%	2.65%	2.53%	1.54%	0.94%
Nonaccrual loans to total loans	4.01	3.21	3.02	1.75	1.07
Allowance for loan losses to nonaccrual loans	37.63	42.27	44.14	64.03	107.97
Allowance for loan losses to total loans	1.51	1.36	1.33	1.12	1.15
Net charge-off ratio (1)	0.80	0.20	0.08	0.48	0.32

	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
ALLOWANCE FOR LOAN LOSSES:

Beginning balance	$16,923	$17,138	$14,558	$14,746	$12,265
Provision for loan losses	4,193	427	2,847	1,344	3,487
Loans charged off	(2,573)	(660)	(296)	(1,536)	(1,016)
Recoveries	79	18	29	4	10

Ending balance	$18,622	$16,923	$17,138	$14,558	$14,746

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2009				2008
SELECTED AVERAGE BALANCES:	IVQ	IIIQ	IIQ	IQ	IVQ

Average total assets	$1,573,800	$1,566,127	$1,584,397	$1,544,395	$1,478,893
Average interest-earning assets	1,458,026	1,452,054	1,467,900	1,426,864	1,354,221
Average total loans	1,245,601	1,267,148	1,286,698	1,285,125	1,251,180
Average securities	103,141	108,759	115,667	123,278	83,994
Average Stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	93,686	60,549	31,077	2,863	3,449
Average interest-bearing deposits	1,109,892	1,097,285	1,079,094	1,008,329	933,207
Average borrowings	67,600	76,685	116,935	147,068	156,107
Average interest-bearing liabilities	1,177,492	1,173,970	1,196,029	1,155,397	1,089,314
Average total stockholders’ equity	266,542	267,166	266,647	268,064	267,862

	2009				2008
SELECTED YIELDS AND COST OF FUNDS (1):	IVQ	IIIQ	IIQ	IQ	IVQ

Average interest-earning assets	4.89%	5.06%	5.11%	5.37%	5.61%
Average total loans	5.36	5.43	5.44	5.54	5.74
Average securities	4.22	4.15	4.29	4.42	4.92
Average other interest-earning assets	0.25	0.24	0.22	—	—

Average interest-bearing deposits	1.46	1.58	1.83	2.06	2.13
Average borrowings	2.41	2.46	1.93	1.67	2.06
Average interest-bearing liabilities	1.51	1.63	1.84	2.01	2.12

Net interest rate spread	3.38	3.43	3.27	3.36	3.49
Net interest margin	3.67	3.74	3.61	3.74	3.90

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

CAPITAL RATIOS:	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
BankFinancial Corporation:
Equity to total assets (end of period)	16.82%	16.91%	16.80%	17.05%	17.16%
Tangible equity to tangible total assets (end of period)	15.26	15.56	15.43	15.39	15.48

Risk-based total capital ratio	20.06	19.55	19.07	18.60	18.57
Risk-based tier 1 capital ratio	18.97	18.57	18.07	17.66	17.67
Tier 1 leverage ratio	15.27	15.17	15.14	15.38	15.48

BankFinancial FSB:
Risk-based total capital ratio	16.40	15.98	15.48	14.95	14.69
Risk-based tier 1 capital ratio	15.31	15.00	14.48	14.01	13.79
Tier 1 leverage ratio	12.44	12.25	12.12	12.20	12.08
COMMON STOCK AND DIVIDENDS:	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
Stock Prices:
Close	$9.90	$9.60	$8.86	$9.97	$10.19
High	10.40	11.04	11.10	11.10	14.99
Low	9.07	8.75	8.07	7.19	9.07

Book value per share	$12.31	$12.43	$12.34	$12.36	$12.30
Tangible book value per share	$11.05	$11.16	$11.05	$11.05	$10.98

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07
Stock repurchases	$—	$—	$691	$1,800	$1,272

Stock repurchases – shares	—	—	70,000	207,800	117,700
EARNINGS PER SHARE COMPUTATIONS:	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ

Net income (loss)	$(1,596)	$1,351	$(665)	$172	$7,908

Average common shares outstanding	21,416,377	21,416,377	21,437,970	21,617,158	21,736,312
Less: Unearned ESOP shares	(1,512,499)	(1,549,780)	(1,574,268)	(1,598,497)	(1,622,932)
Unvested restricted stock shares	(197,672)	(217,850)	(220,652)	(239,100)	(387,837)

Weighted average common shares outstanding	19,706,206	19,648,747	19,643,050	19,779,561	19,725,543
Plus: Dilutive common shares equivalents	—	—	—	—	—

Weighted average dilutive common shares outstanding	19,706,206	19,648,747	19,643,050	19,779,561	19,725,543

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,322,603	2,322,603	2,322,603	2,334,803	2,334,803
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$(0.08)	$0.07	$(0.03)	$0.01	$0.40

Diluted earnings (loss) per common share	$(0.08)	$0.07	$(0.03)	$0.01	$0.40

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains (reported as gain on sale of investment securities), related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on sale of Investment Securities. The Company believes that the exclusion from its net income (loss) of the loss on sale of our Freddie Mac preferred stocks (reported as loss on sale of investment securities), facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

Gain and sale of Merchant Processing operations. The Company believes that the exclusion from its net income (loss) of the gain on sale of our merchant processing operations (reported as other noninterest income), facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

FDIC Special Assessment. The Company believes that the exclusion from its net income (loss) of the FDIC special assessment facilitates the comparison of the Company’s operating results to the Company’s historical performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(continued)

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the gain on sale of our merchant processing operations, the loss on sale of our Freddie Mac preferred stocks, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the gain on sale of our merchant processing operations, the loss on sale of our Freddie Mac preferred stocks, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the gain on sale of our merchant processing operations, the loss on sale of our Freddie Mac preferred stocks, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, the gain on sale of our merchant processing operations, the loss on sale of our Freddie Mac preferred stocks, the loss on impairment, and the FDIC special assessment furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains and losses.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND YEARS ENDED	Three months ended		Year ended
DECEMBER 31, 2009 AND 2008	December 31,		December 31,
	2009	2008	2009	2008
Core operating income (loss):
Net income (loss)	$(1,596)	$7,908	$(738)	$(19,389)

Adjustments:
Equity-based compensation	681	824	3,038	4,601
Amortization of core deposit intangible	417	440	1,690	1,784
Loss (gain) on sales of securities	988	—	988	(1,385)
Gain on unredeemed Visa stock	—	—	—	(1,240)
Loss on impairment of securities	—	—	401	35,919
Gain on sale of merchant processing operations	(1,300)	—	(1,300)	—
FDIC special assessment	—	—	700	—
Tax effect on adjustments assuming 39.745% tax rate	(312)	(502)	(2,193)	(15,770)
Deferred tax valuation reserve on loss on impairment of securities	—	(10,087)	—	—

Core operating income (loss)	$(1,122)	$(1,417)	$2,586	$4,520

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.41)%	2.14%	(0.05)%	(1.33)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	(0.29)%	(0.38)%	0.17%	0.31%

Return on equity (ratio of net income (loss) to average equity) (1)	(2.40)%	11.81%	(0.28)%	(6.84)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	(1.68)%	(2.12)%	0.97%	1.59%

Diluted earnings (loss) per common share	$(0.08)	$0.40	$(0.04)	$(0.98)
Core dilutive earnings (loss) per common share	$(0.06)	$(0.07)	$0.13	$0.23

Core noninterest expenses:
Noninterest expenses	$14,061	$14,917	$52,731	$89,056
Adjustments:
Equity-based compensation	(681)	(824)	(3,038)	(4,601)
Amortization of core deposit intangible	(417)	(440)	(1,690)	(1,784)
Loss on impairment of securities	—	—	(401)	(35,919)
FDIC special assessment	—	—	(700)	—

Core noninterest expenses	$12,963	$13,653	$46,902	$46,752

Noninterest expense to average total assets (1)	3.57%	4.03%	3.36%	6.09%
Core noninterest expense to average total assets (1)	3.30%	3.69%	2.99%	3.20%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	89.95%	98.25%	86.74%	142.01%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	84.61%	89.93%	77.55%	77.81%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS	2009				2008
	IVQ	IIIQ	IIQ	IQ	IVQ
Core operating income (loss)
Net income (loss)	$(1,596)	$1,351	$(665)	$172	$7,908
Adjustments:
Equity-based compensation	681	691	604	1,060	824
Amortization of core deposit intangible	417	422	422	429	440
Loss on sales of securities	988	—	—	—	—
Loss on impairment of securities	—	401	—	—	—
Gain on sale of merchant processing operations	(1,300)	—	—	—	—
FDIC special assessment	—	—	700	—	—
Tax effect on adjustments assuming 39.745% tax rate	(312)	(602)	(686)	(592)	(502)
Deferred tax valuation reserve on loss on impairment of securities	—	—	—	—	(10,087)

Core operating income (loss)	$(1,122)	$2,263	$375	$1,069	$(1,417)

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.41)%	0.35%	(0.17)%	0.04%	2.14%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	(0.29)%	0.58%	0.09%	0.28%	(0.38)%

Return on equity (ratio of net income (loss) to average equity)(1)	(2.40)%	2.02%	(1.00)%	0.26%	11.81%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	(1.68)%	3.39%	0.56%	1.60%	(2.12)%

Diluted earnings (loss) per common share	$(0.08)	$0.07	$(0.03)	$0.01	$0.40
Core diluted earnings (loss) per common share	$(0.06)	$0.12	$0.02	$0.05	$(0.07)

Core operating expense:
Noninterest expense	$14,061	$12,581	$13,047	$13,042	$14,917
Adjustments:
Equity-based compensation	(681)	(691)	(604)	(1,060)	(824)
Amortization of core deposit intangible	(417)	(422)	(422)	(429)	(440)
Loss on impairment of securities	—	(401)	—	—	—
FDIC special assessment	—	—	(700)	—	—

Core noninterest expense	$12,963	$11,067	$11,321	$11,553	$13,653

Noninterest expense to average total assets (1)	3.57%	3.21%	3.29%	3.38%	4.03%
Core noninterest expense to average total assets (1)	3.30%	2.83%	2.86%	2.99%	3.69%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	89.95%	82.06%	86.89%	88.05%	98.25%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	84.61%	73.68%	75.40%	78.00%	89.93%

(1)	Annualized for the three-month periods.